UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 18, 2025

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holdings

On December 18, 2025, the Company held an annual general meeting of shareholders (the “Annual General Meeting”). Holders of 3,555,690 ordinary shares of the Company held as of record as of November 12, 2025, the record date for the Annual General Meeting, were present in person or by proxy, representing approximately 70.75% of the shares issued and outstanding and entitled to vote at the Annual General Meeting, which present a quorum. At the Annual General Meeting, holders of the Company’s outstanding ordinary shares in attendance (represented in person or by proxy) voted on three proposals presented, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, each as described in the proxy statement dated November 12, 2025 (“AGM Proxy Statement”).

Capitalized terms used, but not otherwise defined, herein have the meaning given to them in the AGM Proxy Statement.

Proposal No. 1 – The Director Election Proposal

The Company’s shareholders approved the Director Election Proposal, a proposal to approve the election of four directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

This proposal has been approved by the following votes:

	For	Withheld	Broker Non-Votes
Matthew Chen	3,257,220	0	298,470
Shan Cui	3,257,220	0	298,470
Pai Liu	3,257,220	0	298,470
Wen He	3,257,220	0	298,470

Proposal No. 2 – The Auditor Ratification Proposal

The Company’s shareholders approved the Auditor Ratification Proposal, a proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal has been approved by the following votes:

For	Against	Abstain
3,555,690	0	0

Proposal No. 3 – The Adjournment Proposal

Proposal 3, the Adjournment Proposal, was a proposal to approve, by ordinary resolution, the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit the further solicitation and vote of proxies if there are not sufficient votes to approve Proposal 1 and Proposal 2 presented at the Annual General Meeting.

As there were sufficient votes to approve the Director Election Proposal and the Auditor Ratification Proposal, the Adjournment Proposal was not presented to the shareholders at the Annual General Meeting.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: December 19, 2025	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer

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